SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 19, 2000
                                                  (February 8, 2000)

                            Empire Energy Corporation
              ---------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         Utah                           1-10077                  87-0401761
         ----                           -------                  ----------
(State or other jurisdiction)   (Commission file number)   (IRS Employer ID No.)

11011 King Street, Suite 260, Overland Park, Kansas                 66210
---------------------------------------------------                 -----
(address of principal executive offices)                          (zip code)


(913) 469-5615
--------------
(Registrant's telephone number,
including area code)

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          (a) Financial Statements
              --------------------

          Audited financial statements of Omega International, Inc. are filed herewith.

          (b) Pro forma Financial Statements
              ------------------------------

          Pro forma financial information of Registrant and Omega are filed herwith.

          (c) Exhibits
              ---------

          2.04 Previously filed.





                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

                                            Empire Energy Corporation
                                                    (Registrant)


Dated: April 19, 2000                       By: /s/  Norman L. Peterson
                                                --------------------------------
                                                Norman L. Peterson President

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                       AND
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET


Attached are the historical audited financial statements of Omega International, Inc. (Omega) (a development stage company) for the acquisition of Omega by Empire Energy Corporation (Empire) (a development stage company). The unaudited pro forma combined financial information has been prepared utilizing the historical financial statements of Empire. The unaudited pro forma combined financial statements should be read in conjunction with the attached historical financial statements of Empire and Omega.

The following unaudited pro forma combined statements of operations for the year ended December 31, 1999 and for the period from March 21, 1995 (inception) to December 31, 1999 and the unaudited pro forma combined balance sheet as of December 31, 1999 give effect to the business combination of Empire and Omega (effective February 8, 2000) including the related pro forma adjustments described in the notes thereto. Due to common ownership within the companies, the transaction between Empire and Omega has been accounted for in a manner similar to pooling of interests. The unaudited pro forma statements of operations include the business combination as if the transaction occurred on January 1, 1999. The unaudited pro forma balance sheet has been prepared as if the transaction occurred on December 31, 1999. The pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transaction become effective on the above-mentioned dates.

The unaudited pro forma combined statements of operations for the year ended December 31, 1999 include the results of operations of Empire for the year ended December 31, 1999 and Omega for the period from December 18, 1997 (inception) to December 31, 1999. The unaudited pro forma combined statements of operations for the period from March 21, 1995 (inception) to December 31, 1999 include the results of operations of Empire for the period from March 21, 1995 (inception) to December 31, 1999 and Omega for the period from December 18, 1997 (inception) to December 31, 1999.



EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
------------------------------------------------------------------------------------------------------------------

                 ASSETS
                 ------
                                                                                                        Unaudited
                                                  Historical December 31, 1999                          Pro Forma
                                                 -----------------------------        Pro Forma        December 31,
                                                    Empire            Omega          Adjustments          1999
                                                 -----------       -----------       -----------       -----------

CURRENT ASSETS
   Cash                                          $    35,756          $ 14,887 (b)   $   (26,475)      $    24,168
   Accounts receivable, net                           28,300              --                --              28,300
   Notes receivable -
     related parties                                    --              25,000 (c)       (25,000)             --
                                                 -----------       -----------       -----------       -----------
TOTAL CURRENT ASSETS                                  64,056            39,887           (51,475)           52,468
PROPERTY AND EQUIPMENT, NET                            7,589             1,370              --               8,959
OIL AND GAS PROPERTIES, NET                           71,959              --                --              71,959
OTHER ASSETS                                           1,000              --                --               1,000
                                                 -----------       -----------       -----------       -----------
TOTAL ASSETS                                     $   144,604       $    41,257       $   (51,475)      $   134,386
                                                 ===========       ===========       ===========       ===========

               LIABILITIES
               -----------

CURRENT LIABILITIES
   Accounts payable and accrued
      expenses                                   $    24,035       $      --         $      --         $    24,035
   Notes payable - related parties                    52,500              -- (c)         (25,000)           27,500
   Convertible debentures                            342,500              --                --             342,500
                                                 -----------       -----------       -----------       -----------
TOTAL CURRENT LIABILITIES                            419,035              --             (25,000)          394,035
                                                 -----------       -----------       -----------       -----------

          STOCKHOLDERS' EQUITY
          --------------------

STOCKHOLDERS' EQUITY
   Common stock                                       11,109             2,325 (a)        (1,765)           11,669
   Additional paid-in-capital                      1,978,308           243,675 (a)         1,765         2,197,273
   Previous retained deficit                      (1,867,999)             --                --          (1,867,999)
   Deficit accumulated during
      development stage                             (395,849)         (204,743)             --            (600,592)
                                                 -----------       -----------       -----------       -----------

TOTAL STOCKHOLDERS' EQUITY                          (274,431)           41,257           (26,475)         (259,649)
                                                 -----------       -----------       -----------       -----------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                          $   144,604       $    41,257       $   (51,475)      $   134,386
                                                 ===========       ===========       ===========       ===========


------------------------------------------------------------------------------------------------------------------

                                   See notes to unaudited pro forma financial information.

                                                            F-2


EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------

                                                               For the Year Ended December 31, 1999
                                                 -----------------------------------------------------------------
                                                                                       Pro Forma       Unaudited
                                                    Empire              Omega         Adjustments      Pro Forma
                                                 ------------         ----------      -----------     ------------

OIL AND GAS SALES                                $     69,401         $       --        $   --        $     69,401

EXPENSES
   Lease operating                                      1,100                 --            --               1,100
   Depreciation, depletion, amortization
      and impairment                                   72,345              147,500          --             219,845
   Interest                                            24,250                4,888          --              29,138
   General and administrative                         559,588               46,440          --             606,028
                                                 ------------         ------------         ---        ------------

TOTAL EXPENSES                                        657,283              198,828          --             856,111
                                                 ------------         ------------      ------        ------------

OPERATING LOSS                                       (587,882)            (198,828)         --            (786,710)

Provision for income taxes                               --                   --            --                --
                                                 ------------         ------------         ---        ------------

Loss before extraordinary item                       (587,882)            (198,828)         --            (786,710)

Extraordinary item                                       --                   --            --                --
                                                 ------------         ------------      ------        ------------
   Net Loss                                      $   (587,882)        $   (198,828)     $   --        $   (786,710)
                                                 ============         ============      ======        ============

Net loss per common share                                                                             $      (0.07)
                                                                                                      =============

Weighted Average Shares Outstanding                                                                     11,442,785
                                                                                                     =============

------------------------------------------------------------------------------------------------------------------

                               See notes to unaudited pro forma financial information.

                                                        F-3

EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                   Period from March 21, 1995 (Inception) to December 31, 1999
                                                 -----------------------------------------------------------------
                                                                                        Pro Forma       Unaudited
                                                    Empire              Omega          Adjustments      Pro Forma
                                                 -----------          ---------        -----------     -----------

OIL AND GAS SALES                                $    69,401          $      --            $--         $    69,401

EXPENSES
   Lease operating                                     1,100                 --             --               1,100
   Depreciation, depletion, amortization
      and impairment                                  72,345              147,500           --             219,845
   Interest                                           24,250                4,888           --              29,138
   General and administrative                        622,783               52,355           --             675,138
                                                 -----------          -----------          ---         -----------

TOTAL EXPENSES                                       720,478              204,743           --             925,221
                                                                      -----------          ---         -----------

OPERATING LOSS                                      (651,077)            (204,743)          --            (855,820)

Provision for income taxes                              (300)                --             --                (300)
                                                 -----------          -----------          ---         -----------

Loss before extraordinary item                      (651,377)            (204,743)          --            (856,120)

Extraordinary item                                   255,528                 --             --             255,528
                                                 -----------          -----------          ---         -----------

   Net Loss                                      $  (395,849)         $  (204,743)         $--         $  (600,592)
                                                 ===========          ===========          ===         ===========

Loss per share before extraordinary item                                                                     (0.33)
Extraordinary item                                                                                            0.10
                                                                                                       -----------

Net loss per common share                                                                              ($     0.23)
                                                                                                       ===========

Weighted Average Shares Outstanding                                                                      2,620,231
                                                                                                       ===========


------------------------------------------------------------------------------------------------------------------

                             See notes to unaudited pro forma financial information.

                                                        F-4

           Notes to Unaudited Pro Forma Combined Financial Statements


On February 8, 2000, Empire acquired Omega. Empire issued 560,000 shares of common stock for Omega's 560,000 outstanding shares of common stock. Prior to the acquisition, Omega was required to repurchase 1,765,000 shares of its common stock for $.015 per share in order to reduce its number of outstanding shares to 560,000. At the time of the acquisition, Empire and Omega had common ownership; therefore, the acquisition will be accounted for in a manner similar to pooling of interests. Pursuant to the requirements of Accounting Principles Board Opinion No. 16, the assets and liabilities of Omega will be recorded at historical cost.


The unaudited pro forma adjustments are as follows:

     a. To record the issuance of 560,000 shares of Empire stock with a par value of $.001.

     b. To record the repurchase of 1,765,000 shares of Omega common stock at $.015 per share prior to the acquisition. Omega was required to have a maximum of 560,000 shares of common stock outstanding at the time of the merger.

     c.   To eliminate intercompany notes.

OMEGA INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
CONTENTS
--------------------------------------------------------------------------------


                                                                        Page
                                                                        ----
Independent Auditors' Report                                             F-7

Financial Statements:

     Balance Sheet                                                       F-8

     Statements of Operations                                            F-9

     Statements of Stockholders' Equity                                 F-10

     Statements of Cash Flows                                           F-11

     Notes to Financial Statements                                  F-12 to F-15

Independent Auditors' Report




To the Board of Directors and Stockholders
Omega International, Inc.
Overland Park, Kansas


We have audited the accompanying balance sheet of Omega International, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 1999 and the period from December 18, 1997 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Omega International, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the year ended December 31, 1999 and the period from December 18, 1997 (inception) to December 31, 1999, in conformity with generally accepted accounting principles.







January 24, 2000                                  /s/Sartain Fischbein & Co.

OMEGA INTERNATIONAL, INC.
  (A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

ASSETS

  Current Assets:
    Cash                                                              $  14,887
    Notes receivable, net                                                25,000
                                                                      ---------

  Total Current Assets                                                   39,887

  Equipment, net of accumulated depreciation of $331                      1,370
                                                                      ---------

                                                                      $  41,257
                                                                      =========
STOCKHOLDERS' EQUITY

Stockholders' Equity
  Common stock, $.001 par value, 55,000,000 shares
    authorized, 2,325,000 shares issued and outstanding                   2,325
  Additional paid-in capital                                            243,675
  Deficit accumulated during development stage                         (204,743)
                                                                      ---------

Total Stockholders' Equity                                               41,257
                                                                      ---------

                                                                      $  41,257
                                                                      =========

                                      F-8
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

OMEGA INTERNATIONAL, INC.
  (A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                                                   Period from
                                                                   December 18,
                                                      Year      1997 (inception)
                                                      Ended             to
                                                   December 31,     December 31,
                                                       1999            1999
--------------------------------------------------------------------------------
Revenue                                            $      --        $      --

General and Administrative Expenses                     46,440           52,355
                                                   -----------      -----------

Operating Loss                                         (46,440)         (52,355)

Other Expenses:
  Interest expense                                       4,888            4,888
  Impairment of notes receivable                       147,500          147,500
                                                   -----------      -----------

                                                       152,388          152,388
                                                   -----------      -----------

Net Loss                                           $  (198,828)     $  (204,743)
                                                   ===========      ===========


Basic Loss Per Share                               $     (0.11)     $     (0.18)
                                                   ===========      ===========


Basic Weighted Average Shares Outstanding            1,820,833        1,160,417
                                                   ===========      ===========


                                      F-9
--------------------------------------------------------------------------------
The accompanying ntoes are an integral part of the financial statements.


OMEGA INTERNATIONAL, INC.
  (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------------
Period from December 18, 1997 (inception) to December 31, 1999
--------------------------------------------------------------------------------------------------------------------

                                                                                          Deficit
                                                                                        Accumulated
                                             Common Stock               Additional       During
                                      --------------------------         Paid-in        Development
                                        Shares           Amount          Capital          Stage              Total
                                      ---------        ---------        --------        ----------         ---------
Balance at Inception,
    December 18, 1997                      --          $    --          $    --          $    --           $    --

Issue shares for cash at
    $.01 per share                      500,000              500            4,500             --               5,000
                                      ---------        ---------        ---------        ---------         ---------

Balance, December 31, 1997              500,000              500            4,500             --               5,000

Net loss for period                        --               --               --             (5,915)           (5,915)
                                      ---------        ---------        ---------        ---------         ---------

Balance, December 31,1998               500,000              500            4,500           (5,915)             (915)

Issue shares for cash
     at $.01 per share                1,600,000            1,600           14,400             --              16,000

Issue shares for cash at $1.00 per
  share in a private placement          225,000              225          224,775             --             225,000

Net loss                                   --               --               --           (198,828)         (198,828)
                                      ---------        ---------        ---------        ---------         ---------

Balance, December 31, 1999            2,325,000        $   2,325        $ 243,675        $(204,743)        $  41,257
                                      =========        =========        =========        =========         =========


                                                              F-10
--------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

OMEGA INTERNATIONAL, INC.
  (A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------
                                                                   Period from
                                                         Year   1997 (inception)
                                                         Ended           to
                                                      December 31,  December 31,
                                                          1999           1999
--------------------------------------------------------------------------------
Cash Flows From Operating Activities:
  Net loss                                              $(198,828)    $(204,743)
  Adjustments to reconcile net loss to net cash
   used inoperating activities:
     Depreciaition                                            331           331
     Impairment of notes receivable                       147,500       147,500
                                                        ---------     ---------

Net Cash Used in Operating Activities                     (50,997)      (56,912)
                                                        ---------     ---------

Cash Flows from Investing Activities:
  Advances on notes receivable                           (172,500)     (172,500)
  Purchase of equipment                                    (1,701)       (1,701)
                                                        ---------     ---------


Net Cash Used in Investing Activities                    (174,201)     (174,201)
                                                        ---------     ---------

Cash Flows From Financing Activities:
  Borrowing on notes payable                               65,000        66,500
  Repayments on notes payable                             (66,500)      (66,500)
  Proceeds from the sale of common stock                  241,000       246,000
                                                        ---------     ---------

Net Cash Provided By Financing Activities                 239,500       246,000
                                                        ---------     ---------

Net Increase in Cash                                       14,302        14,887

Cash, beginning of period                                     585          --
                                                        ---------     ---------

Cash, end of period                                     $  14,887     $  14,887
                                                        =========     =========

Cash Paid During the Year For:
  Interest                                              $   4,888     $   4,888
                                                        =========     =========

                                      F-11
--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

OMEGA INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM DECEMBER 18, 1997 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------


1.  SUMMARY OF      Nature of Operations: Omega International, Inc. (the
    SIGNIFICANT     "Company") was incorporated in December 1997 to recognize
    ACCOUNTING      various business opportunities, primarily in Africa.
    POLICIES

                    Equipment: Expenditures for equipment are recorded at cost. Depreciation is provided on a straight-line basis over the estimated useful life of the equipment of 3 years.


                    Per Share Information: The computation of earnings per share is based on the loss applicable to common stockholders, divided by the weighted average number of common shares outstanding during the period.


                    Income Taxes: The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.


                    Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

OMEGA INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM DECEMBER 18, 1997 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------


2.  DEVELOPMENT     The Company was incorporated on December 18, 1997. The
     STAGE          operations to date have consisted primarily of raising
     OPERATIONS     capital and developing a business plan. The Company
                    currently is focusing on business opportunities in Africa through its consulting agreement with Omega Ghana (See Note
                    6). The Company intends to provide management consulting services, administrative functions and capital to Omega
                    Ghana and other African entities to develop existing opportunities.

                    The Company anticipates merging with Empire Energy Corporation ("Empire"), a publicly traded company in order to facilitate its business plan. Certain Company stockholders are stockholders in Empire.

                    There can be no assurances the Company will be successful in merging with Empire or in its current business plan.


3.  NOTES           The Company loaned Empire $25,000 with interest at 10%. The
     RECEIVABLE     note is due on demand and is without collateral. The balance outstanding on the note at December 31, 1999 is $25,000.

                    In addition, during 1999 the Company loaned Omega Ghana and a stockholder in Omega Ghana, $147,500. The notes are due on demand, accrue interest at 10% and are collateralized by 52% of the stock of Omega Ghana owned by this stockholder. Management of the Company has fully impaired the $147,500 of notes due to uncertainty as to their ultimate collection . Therefore, an allowance of $147,500 has been recorded against the Omega Ghana notes.

                    A summary of notes receivable is as follows:

                      Note receivable - Empire                    $  25,000

                      Notes receivable - Omega Ghana
                       and related individual                       147,500
                                                                  ---------

                      Total notes receivable                        172,500

                      Allowance for uncollectible notes            (147,500)
                                                                  ---------

                      Net balance, December 31, 1999              $  25,000
                                                                  =========


                                      F-13
--------------------------------------------------------------------------------

OMEGA INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM DECEMBER 18, 1997 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

4.  INCOME TAXES    Components of the net deferred tax asset at December 31,
                    1999 are as follows:

                      Net operating loss carryforwards                $ 75,000
                      Valuation allowance                              (75,000)
                                                                      --------

                      Net deferred tax asset                          $    --
                                                                      ========

                    At December 31, 1999, the Company has net operating loss carryforwards of approximately $205,000 which expire through 2014. Due to uncertainty as to realization, a deferred tax asset valuation allowance has been provided and no net provision for income taxes is included in the statements of operations.


5.  STOCKHOLDERS'   Sales of Common Stock
       EQUITY       ---------------------


                    During December 1997 and March 1999, the Company sold 500,000 shares and 1,600,000 shares, respectively at $.01 per share.

                    In June 1999, the Company completed a private placement for 225,000 shares of the Company's common stock for proceeds of $225,000. Offering costs related to the private placement were immaterial.


                    Subsequent Repurchase of Common Stock
                    -------------------------------------

                    In connection with the Company's anticipated merger with Empire, in January 2000, the Company repurchased 635,000 shares of common stock for $9,525 and has committed to repurchase another 690,000 shares for $10,350 (see Note 6).


                                      F-14
--------------------------------------------------------------------------------

OMEGA INTERNATIONAL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM DECEMBER 18, 1997 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

6.  AGREEMENTS      Consulting Agreement
                    --------------------

                    The Company has entered into a consulting agreement with Omega Ghana to provide consulting and administrative services for 60% of the gross revenue of Omega Ghana from service provided pursuant the agreement. The agreement can be terminated upon 30 days written notice by either party or if Omega Ghana files bankruptcy. No fees have been realized through December 31, 1999.


                    Merger Agreement
                    ----------------

                    In November 1999, the Company's board of directors approved, subject to stockholder approval and completion of definitive documents, a merger agreement with Empire to be effective in the first quarter of 2000. The Company tentatively, would exchange its 1,000,000 remaining outstanding shares of common stock (see stock repurchase at Note 5) for 1,000,000 shares of Empire common stock. The Company would operate as a wholly owned subsidiary of Empire.



                                      F-15

--------------------------------------------------------------------------------